Answers.com Reports Q4 and Full Year 2010 Financial Results

New York, NY, March 17, 2011 - Answers Corporation (NASDAQ: ANSW), creators of the leading answer engine Answers.com® today reported financial results for its fourth quarter and full year ended December 31, 2010.

Financial and Traffic Results
(in thousands – except page views)

Quarterly Results	Three months ended December 31
	2009	2010
Revenues	$6,017	$6,273
Operating income	$1,701	$1,473
Adjusted EBITDA	$2,389	$2,382
WikiAnswers average daily page views	8,199,000	11,110,000
ReferenceAnswers average daily page views	2,737,000	2,801,000
Total Answers.com average daily page views	10,936,000	13,911,000

Full Year Results	Year ended December 31
	2009	2010
Revenues	$20,755	$21,471
Operating income	$4,993	$3,869
Adjusted EBITDA	$7,731	$6,567
WikiAnswers average daily page views	6,496,000	9,244,000
ReferenceAnswers average daily page views	2,884,000	2,585,000
Total Answers.com average daily page views	9,380,000	11,829,000

See Appendix A for the 2009 and 2010 quarterly revenue, traffic and RPM data of our two Web properties.

About Answers Corporation

Answers Corporation (NASDAQ: ANSW) owns and operates Answers.com, the leading Q&A site. Answers.com is a community-generated social knowledge Q&A platform, leveraging wiki-based technologies. Through the contributions of its large and growing community, answers are improved and updated over time. The award-winning Answers.com also includes content on millions of topics from over 250 licensed dictionaries and encyclopedias from leading publishers, including Houghton Mifflin, Barron's and Encyclopedia Britannica. The site supports English, French, Italian, German, Spanish and Tagalog (Filipino). (answ-f)

For investor information, visit http://ir.answers.com.

Answers.com is a registered trademark of Answers Corporation. All other marks belong to their respective owners.

Proposed AFCV Holdings LLC Merger

On February 2, 2011, Answers Corporation entered into a definitive merger agreement to have all of its outstanding shares of common stock, Series A convertible preferred stock and Series B convertible preferred stock, acquired by AFCV Holdings, LLC. Under the terms of the agreement, Answers Corporation’s common stock shareholders will receive $10.50 in cash for each outstanding share of common stock they own. The holders of Series A and Series B convertible preferred stock will also be entitled to receive cash consideration based on the number of the common stock into which those shares are convertible at the time of the merger. A special meeting of Answers.com stockholders has been called for April 12, 2011 to vote on adoption of the merger agreement. The merger is subject to adoption of the merger agreement by the Answers.com stockholders, and various other conditions set forth in the merger agreement.

Answers.com has filed with the Securities and Exchange Commission a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement has been sent to the stockholders of Answers.com. Before making any voting decision with respect to the merger, stockholders are urged to read the proxy statement and the other relevant materials because they contain important information about the merger. The proxy statement and other relevant materials and any other documents filed by Answers.com with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov or at Answers' website at http://ir.answers.com. In addition, stockholders may obtain free copies of the documents filed with the SEC by contacting Okapi Partners at (212) 297-0720.

Safe Harbor Statement

This press release contains statements that are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties with respect to the consummation of the proposed AFCV merger. Such risks include the failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approval of Answers.com stockholders or certain third party consents and certain adverse changes to the business of Answers.com, including as a result of factors detailed from time to time in reports filed with the SEC; the failure of the committed financing for the transaction; and potential litigation risks.

Non-GAAP Financial Measures

This press release, and the accompanying tables, include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures, including “Adjusted EBITDA”. The tables attached to this press release include reconciliations of these non-GAAP financial measures to the nearest GAAP financial measures. In addition, an “Explanation of Non-GAAP Financial Measures” is set forth in Appendix C attached to this press release.

(Tables and Explanation of Non-GAAP Financial Measures, to follow)

Investor Contact:

Okapi Partners
Steve Balet
sbalet@okapipartners.com
212.297.0720

Answers Corporation
Condensed Consolidated Statements of Operations
(in thousands)

	Three months ended December 31		Year ended December 31
	2009	2010	2009	2010
	$	$	$	$

Revenues:
Advertising revenue:
WikiAnswers	4,470	4,734	14,454	16,529
ReferenceAnswers	1,530	1,531	6,230	4,888
Answers service licensing	17	8	71	54
	6,017	6,273	20,755	21,471

Costs and expenses:
Cost of revenue	1,307	1,369	4,796	5,424
Research and development	997	1,205	3,608	4,608
Community development and marketing	781	805	2,459	2,777
General and administrative	1,231	1,421	4,899	4,793
Total operating expenses	4,316	4,800	15,762	17,602

Operating income	1,701	1,473	4,993	3,869

Interest income (expense), net	5	18	(440)	61
Other expense, net	5	(24)	6	(35)
Gain (loss) resulting from fair value adjustment of warrants	740	(1,654)	(2,634)	1,750

Income (loss) before income taxes	2,451	(187)	1,925	5,645

Income tax benefit (expense), net	(43)	1,739	(165)	1,443

Net income (loss)	2,408	1,552	1,760	7,088

Answers Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Year ended December 31
	2009	2010
	$	$
Cash flows from operating activities:
Net income	1,760	7,088
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,185	1,255
Increase in deposits in respect of employee severance obligations	(407)	(322)
Increase in liability in respect of employee severance obligations	288	359
Stock-based compensation to employees and directors	1,553	1,190
Increase in deferred tax asset	(48)	(1,753)
Increase in deferred tax liability	12	6
Fair value adjustments of warrants, net	2,634	(1,750)
Loss on disposal of property and equipment	73	24
Increase in short-term deposits (restricted)	-	(200)
Increase in long-term deposits (restricted)	(19)	(51)
Loss from exchange rate differences	6	35
Changes in operating assets and liabilities:
Increase in accounts receivable, and prepaid expenses and other current assets	(410)	(1,103)
Decrease (increase) in prepaid expenses, long-term	49	(389)
Increase (decrease) in accounts payable	(307)	314
Increase (decrease) in accrued expenses, accrued compensation and other current liabilities	411	(76)
Net cash provided by operating activities	6,780	4,627

Cash flows from investing activities:
Capital expenditures	(1,515)	(1,222)
Purchases of marketable securities	(799)	(3,515)
Net cash used in investing activities	(2,314)	(4,737)

Cash flows from financing activities:
Repayment of capital lease obligation	(78)	(83)
Redpoint financing, net of issuance cost	6,480	-
Dividends paid	(602)	(786)
Exercise of common stock options and warrants	247	253
Net cash provided by (used in) financing activities	6,047	(616)

Effect of exchange rate changes on cash and cash equivalents	(18)	(5)

Net increase (decrease) in cash and cash equivalents	10,495	(731)

Cash and cash equivalents at beginning of year	11,739	22,234

Cash and cash equivalents at end of year	22,234	21,503

Answers Corporation
Condensed Consolidated Balance Sheets
(in thousands, except for share and per share data)

	December 31	December 31
	2009	2010
	$	$
Assets

Current assets:
Cash and cash equivalents	22,234	21,503
Marketable securities	795	4,331
Short-term deposits (restricted)	-	200
Accounts receivable	2,350	3,191
Prepaid expenses and other current assets	907	1,235
Deferred tax asset	34	1,780
Total current assets	26,320	32,240

Long-term deposits (restricted)	276	327

Deposits in respect of employee severance obligations	1,756	2,208

Property and equipment, net	1,858	1,732

Other assets:
Intangible assets, net	797	719
Goodwill	437	437
Prepaid expenses, long-term	167	555
Deferred tax asset, long-term	14	22
Total other assets	1,415	1,733

Total assets	31,625	38,240

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	403	578
Accrued expenses and other current liabilities	774	758
Accrued compensation	1,009	972
Capital lease obligations – current portion	82	23
Total current liabilities	2,268	2,331

Long-term liabilities:
Liability in respect of employee severance obligations	1,838	2,333
Capital lease obligations, net of current portion	24	-
Deferred tax liability	38	44
Series A and Series B Warrants	8,008	6,258
Total long-term liabilities	9,908	8,635

Series A and Series B convertible preferred stock: $0.01 par value; stated value and liquidation preference of $101.76 per share for the Series A and $100 per share for the Series B Convertible Preferred Stock; 6% cumulative annual dividend; 130,000 shares authorized, issued and outstanding as of December 31, 2009 and 2010	2,381	4,724

Stockholders' equity:
Preferred stock: $0.01 par value; 870,000 shares authorized as of December 31, 2009 and 2010, none issued	-	-
Common stock: $0.001 par value; 100,000,000 shares authorized; 7,951,329 and 8,005,780 shares issued and outstanding as of December 31, 2009 and 2010, respectively	8	8
Additional paid-in capital	88,539	86,853
Accumulated other comprehensive income	28	108
Accumulated deficit	(71,507)	(64,419)
Total stockholders' equity	17,068	22,550

Total liabilities and stockholders' equity	31,625	38,240

Answers Corporation
Non-GAAP Financial Measures and Reconciliation of Non-GAAP Financial Measures
to the nearest comparable GAAP Measures
(in thousands)

	Three months ended December 31		Year ended December 31
	2009	2010	2009	2010

Adjusted Cost of Revenue
Cost of revenue	$1,307	$1,369	$4,796	$5,424
Stock-based compensation expense	(30)	(29)	(135)	(105)
Depreciation and amortization	(204)	(236)	(744)	(884)

	$1,073	$1,104	$3,917	$4,435

Adjusted Research and Development
Research and development	$997	$1,205	$3,608	$4,608
Stock-based compensation expense	(98)	(74)	(352)	(272)
Depreciation and amortization	(33)	(28)	(130)	(133)

	$866	$1,103	$3,126	$4,203

Adjusted Community Development and Marketing
Community development and marketing	$781	$805	$2,459	$2,777
Stock-based compensation expense	(41)	(56)	(145)	(165)
Depreciation and amortization	(15)	(18)	(62)	(70)

	$725	$731	$2,252	$2,542

Adjusted General and Administrative
General and administrative	$1,231	$1,421	$4,899	$4,793
Stock-based compensation expense	(217)	(175)	(921)	(648)
Depreciation and amortization	(50)	(40)	(249)	(168)
Expenses related to the AFCV acquisition	-	(253)	-	(253)

	$964	$953	$3,729	$3,724

Adjusted Operating Expenses
Operating expenses	$4,316	$4,800	$15,762	$17,602
Stock-based compensation expense	(386)	(334)	(1,553)	(1,190)
Depreciation and amortization	(302)	(322)	(1,185)	(1,255)
Expenses related to the AFCV acquisition	-	(253)	-	(253)

	$3,628	$3,891	$13,024	$14,904

Adjusted EBITDA
Net income	$2,408	$1,552	$1,760	$7,088
Income tax (benefit) expense	43	(1,739)	165	(1,443)
(Gain) loss resulting from fair value adjustment of warrants, net	(740)	1,654	2,634	(1,750)
Foreign currency exchange rate differences	(5)	24	(6)	35
Interest (income) expense	(5)	(18)	440	(61)
Stock-based compensation expense	386	334	1,553	1,190
Depreciation and amortization	302	322	1,185	1,255
Expenses related to the AFCV acquisition	-	253	-	253

	$2,389	$2,382	$7,731	$6,567

See discussion regarding Adjusted EBITDA in Appendix B for an explanation of the reconciling items noted above.

Appendix A

	2009				2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Ad Revenue ($ - in thousands)

WikiAnswers	3,162	3,400	3,422	4,470	4,489	3,992	3,314	4,734
ReferenceAnswers	1,567	1,585	1,548	1,530	1,218	1,012	1,127	1,531
Total	4,729	4,985	4,970	6,000	5,707	5,004	4,441	6,265

WikiAnswers	67%	68%	69%	75%	79%	80%	75%	76%
ReferenceAnswers	33%	32%	31%	25%	21%	20%	25%	24%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Traffic – Average Daily Page Views

WikiAnswers	5,337,000	6,082,000	6,336,000	8,199,000	8,995,000	8,578,000	8,279,000	11,110,000
ReferenceAnswers	2,982,000	2,965,000	2,857,000	2,737,000	2,737,000	2,399,000	2,405,000	2,801,000
Total	8,319,000	9,047,000	9,193,000	10,936,000	11,732,000	10,977,000	10,684,000	13,911,000

WikiAnswers	64%	67%	69%	75%	77%	78%	77%	80%
ReferenceAnswers	36%	33%	31%	25%	23%	22%	23%	20%
Total	100%	100%	100%	100%	100%	100%	100%	100%

RPM

WikiAnswers	$6.58	$6.14	$5.87	$5.93	$5.55	$5.11	$4.35	$4.63
ReferenceAnswers	$5.84	$5.87	$5.89	$6.08	$4.94	$4.64	$5.09	$5.94

Appendix B

Explanation of Non-GAAP Financial Measures

This earnings release and the accompanying financial tables include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measure we refer to, Adjusted EBITDA, represents net income (loss) before interest, income taxes, depreciation, amortization, gain (loss) resulting from fair value adjustment of warrants, stock-based compensation, foreign currency exchange rate differences and expenses relating to the proposed acquisition of all the shares of the Company by AFCV Holdings LLC (“the AFCV Acquisition”). We also refer to Adjusted Cost of Revenue, Adjusted Research and Development, Adjusted Community Development and Marketing, Adjusted General and Administrative and Adjusted Operating Expenses, which are our GAAP expenses, adjusted for the expense items we exclude from Adjusted EBITDA.

We use Adjusted EBITDA as an additional measure of our overall performance for purposes of business decision-making, developing budgets and managing expenditures. It is useful because it removes the impact of our capital structure (interest expense and gain (loss) resulting from fair value adjustment of warrants), asset base (amortization and depreciation), stock-based compensation expenses, taxes, foreign currency exchange rate differences and expenses relating to the AFCV Acquisition from our results of operations. We believe that the presentation of Adjusted EBITDA provides useful information to investors in their analysis of our results of operations for reasons similar to the reasons why we find it useful and because these measures enhance their overall understanding of the financial performance and prospects of our ongoing business operations. By reporting Adjusted EBITDA, we provide a basis for comparison of our business operations between current, past and future periods, and peer companies in our industry.

More specifically, we believe that removing these impacts is important for several reasons:

·
Amortization of Intangible Assets. Adjusted EBITDA disregards amortization of intangible assets. Specifically, we exclude amortization of intangible assets resulting from the acquisition of WikiAnswers and other related assets in November 2006. This acquisition resulted in operating expenses that would not otherwise have been incurred. We believe that excluding such expenses is significant to investors, due to the fact that they derive from prior acquisition decisions and are not necessarily indicative of future cash operating costs. In addition, we believe that the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. While we exclude the aforesaid expenses from Adjusted EBITDA we do not exclude revenues derived as a result of such acquisitions. The amount of revenue that resulted from the acquisition of WikiAnswers and other related assets is disclosed in Appendix A.

·
Stock-based Compensation Expense. Adjusted EBITDA disregards expenses associated with stock-based compensation, a non-cash expense arising from the grant of stock-based awards to employees and directors. We believe that, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, excluding stock-based compensation from Adjusted EBITDA enhances the ability of management and investors to compare financial results over multiple periods.

·
Depreciation, Interest, Gain (Loss) Resulting from Fair Value Adjustment of Warrants, Taxes and Foreign Currency Exchange Rate Differences. We believe that, excluding these items from the Adjusted EBITDA measure provides investors with additional information to measure our performance, by excluding potential differences caused by variations in capital structures (affecting interest expense), asset composition, and tax positions.

·
Expenses related to the AFCV acquisition. Adjusted EBITDA for the three months and year ended December 31, 2010, disregards $253 thousand costs associated with the AFCV acquisition. We believe that, excluding these costs provides investors with additional information to measure our performance.

Adjusted EBITDA is not a measure of liquidity or financial performance under GAAP and should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Investors are cautioned that there are inherent limitations associated with the use of Adjusted EBITDA as an analytical tool. Some of these limitations are:

·	Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles;

·	Many of the adjustments to Adjusted EBITDA reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future;

·	Other companies, including other companies in our industry, may calculate Adjusted EBITDA differently than us, thus limiting its usefulness as a comparative tool;

·	Adjusted EBITDA does not reflect the periodic costs of certain tangible and intangible assets used in generating revenues in our business;

·	Adjusted EBITDA does not reflect the costs incurred in connection with the AFCV Acquisition.

·	Adjusted EBITDA does not reflect interest income from our investments in cash and investment securities;

·	Adjusted EBITDA does not reflect gains and losses from foreign currency exchange rate differences;

·	Adjusted EBITDA does not reflect interest expense and other cost relating to financing our business, including gains and losses resulting from fair value adjustment of Redpoint Ventures’ warrants;

·	Adjusted EBITDA excludes taxes, which is an integral cost of doing business; and

·	Because Adjusted EBITDA does not include stock-based compensation, it does not reflect the cost of granting employees equity awards, a key factor in management’s ability to hire and retain employees.

We compensate for these limitations by providing specific information in the reconciliation to the GAAP amounts excluded from Adjusted EBITDA.